UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2011

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 26, 2011, Arthur J. Gallagher & Co. issued a press release setting forth the company’s financial results for the quarter ended March 31, 2011. A copy of the company’s press release is attached hereto as Exhibit 99.1.

In addition to the first quarter 2011 press release, attached hereto as Exhibit 99.2 is a supplemental quarterly financial information exhibit, containing financial metrics for 2008, 2009, 2010 and first quarter 2011 that will be referred to in the company’s webcast conference call on Wednesday, April 27, 2011 at 9:00 a.m. ET/8:00 a.m. CT.

Item 9.01. Financial Statements and Exhibits

99.1	Press release, dated April 26, 2011, issued by Arthur J. Gallagher & Co.

99.2	A supplemental quarterly financial information exhibit, containing financial metrics for 2008, 2009, 2010 and first quarter 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: April 26, 2011	By:	/s/ Douglas K. Howell
Douglas K. Howell Vice President and Chief Financial Officer

Arthur J. Gallagher & Co.

Current Report On Form 8-K

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated April 26, 2011, issued by Arthur J. Gallagher & Co.

99.2	A supplemental quarterly financial information exhibit, containing financial metrics for 2008, 2009, 2010 and first quarter 2011.